SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                   -----------



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                       PIONEER MUNICIPAL HIGH INCOME TRUST
             (Exact Name of Registrant as Specified in Its Charter)


                               DELAWARE                     030512430
             --------------------------------------------   ----------
             (State of Incorporation or Organization)       (I.R.S. Employer
                                                            Identification
                                                            Number)

                    60 STATE STREET, BOSTON, MA               02109
             --------------------------------------------   ----------
             (Address of Principal Executive Offices)       (Zip Code)

        If this form relates to the                         If this form relates to the
        registration of a class of securities               registration of a class of securities
        pursuant to Section 12(b) of the                    pursuant to Section 12(g) of the
        Exchange Act and is effective                       Exchange Act and is effective
        pursuant to General Instruction                     pursuant to General Instruction
        A. (c), please check the following                  A (d), please check the following
        box.  [X]                                           box.  [   ]

        Securities Act registration statement file number to which this form relates:  FILE NO. 333-103836
                                                                                       ------------------

        Securities to be registered pursuant to Section 12(b) of the Act:


                  Title of Each Class                                  Name of Each Exchange on Which
                  TO BE SO REGISTERED                                  EACH CLASS IS TO BE REGISTERED
                  -------------------                                  ------------------------------
                  Common Shares of Beneficial Interest,                New York Stock Exchange, Inc.
                  No Par Value

        Securities to be registered pursuant to Section 12(g) of the Act: None.

                             Total Number of Pages 3

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BOSTON 1691329v2

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.        Description of Registrant's Securities to be Registered.

     The description of the Registrant's common shares to be registered is incorporated by reference to the description under the heading "Description of Shares" in the Registrant's Preliminary Prospectus dated July 1, 2003, which forms part of Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 (File No. 333-103836; 811-21321) as electronically filed pursuant to Rule 497 under the Securities Exchange Act of 1933, as amended, with the Securities and Exchange Commission on July 2, 2003 (Accession No. 0001016964-03-000160), which is incorporated herein by reference.

Item 2.        Exhibits.

Pursuant to the instructions as to Exhibits, no exhibits are filed herewith or incorporated by reference.


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BOSTON 1691329v2

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.





Date:  July 2, 2003                Pioneer Municipal High Income Trust
                                -----------------------------------------------
                                   (Registrant)


                           By:      /s/ Dorothy E. Bourassa
                                -----------------------------------------------
                                    (Signature)

                                     Dorothy E. Bourassa
                                -----------------------------------------------
                                     (Name)
                           Its:     Assistant Secretary
                                -----------------------------------------------



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BOSTON 1691329v2